                                                                EXHIBIT h(25)(e)




                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:


     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


   FUNDS AVAILABLE UNDER THE                   SEPARATE ACCOUNTS               CONTRACTS FUNDED BY THE
            POLICIES                           UTILIZING THE FUNDS               SEPARATE ACCOUNTS
AIM V.I. Aggressive Growth Fund                Separate Account K              -  Park Avenue Life
AIM V.I. Capital Appreciation Fund                                             -  Park Avenue Life - Millennium
AIM V.I. Global Utilities Fund                                                    Series
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. Value Fund                            Separate Account M              -  Park Avenue VUL

                                               Separate Account E              -  The Guardian Investor Retirement
                                                                                  Asset Manager Variable Annuity
                                                                                  Contract

                                               Separate Account N              -  Park Avenue VUL - Millennium
                                                                                  Series
                                                                               -  Park Avenue SVUL - Millennium
                                                                                  Series

                                               Separate Account D              -  Value Guard II - Individual  and
                                                                                  Group Variable Annuity Contract

                                               Separate Account A              -  Guardian Investor Individual
                                                                                  Variable Annuity Contract

                                               Separate Account F              -  Guardian Variable Annuity Contract



     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   December 1, 2000

                                                  AIM VARIABLE INSURANCE FUNDS



Attest: /s/ Nancy L. Martin                  By: /s/ Carol F. Relihan
       --------------------------               --------------------------------
Name:   Nancy L. Martin                      Name:  Carol F. Relihan
Title:  Assistant Secretary                  Title: Senior Vice President



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                                     1 of 2

                                           A I M DISTRIBUTORS, INC.



Attest:/s/Nancy L. Martin                  By: /s/ Michael J. Cemo
      -----------------------                  ---------------------------
Name:  Nancy L. Martin                     Name:  Michael J. Cemo
Title: Assistant Secretary                 Title: President



(SEAL)




                                           THE GUARDIAN INSURANCE & ANNUITY
                                            COMPANY, INC.



Attest: /s/ Richard T. Potter Jr.          By:  /s/ Bruce C. Long
      --------------------------               ---------------------------
Name:  Richard T. Potter Jr.               Name:  Bruce C. Long
     ---------------------------           Title: Executive Vice President
Title: Vice President and Counsel                  Equity Products
     ---------------------------




(SEAL)




                                           GUARDIAN INVESTOR SERVICES
                                           CORPORATION


Attest: /s/ Richard T. Potter Jr.          By:  /s/ Bruce C. Long
      ---------------------------             ---------------------------
Name:  Richard T. Potter Jr.               Name:  Bruce C. Long
      ---------------------------          Title: President
Title: Vice President and Counsel
      ---------------------------



(SEAL)